UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)
May 23, 2012

EVCARCO, INC.

(Exact Name of Registrant as Specified in Its Charter)

NEVADA

(State or Other Jurisdiction of Incorporation)
333-158293	26-3526039
(Commission File Number)	(IRS Employer Identification No.)
7703 Sand St Fort Worth, TX	76118
(Address of Principal Executive Offices)	(Zip Code)

817-595-0710

(Registrant's Telephone Number, Including Area Code)
N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.01.  COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

On May 23, 2012, we completed the acquisition of  100% of the common and preferred stock of The Third Stone Corporation (“TSC”) pursuant to the Share Exchange Agreement by and among EVCARCO, INC. (“we”, “us” or the “Company”), TSC and its shareholders dated May 8, 2012 (the “Agreement”).

ITEM 3.02. UNREGISTERED SALES OF EQUITY SECURITIES.

On May 23, 2012, pursuant to the Agreement, we issued a total of 1,664,752,000 shares of our common stock, par value $0.001, pro rata, to the shareholders of TSC in exchange for 100% of TSC’s common stock, and 1,000,000 shares of our Class B Convertible Preferred Stock, par value $0.001, pro rata, to the shareholders of TSC’s preferred stock in exchange for 100% of TSC’s preferred stock.

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENT OF CERTAIN OFFICERS.

On May 23, 2012, Mack Sanders moved from the position of CEO of our Company to the position of Chief Operating Office of the Company.

On May 23, 2012, our Board of Directors appointed Gary Easterwood, age 49, to the positions of President and Chief Executive Officer. Mr. Easterwood has been an Information Technology Manager and is a seasoned project manager with fifteen years of experience in planning, development, and implementing technology solutions to facilitate corporate growth.  He has a BS degree from the University of Houston, and has worked for companies such as Exxon Mobil (IT Program Manager-GIS Engineering and Design), Shell Chemical USA (Senior IT Project Manager) and Enron Corporation (SCADA/LAN Manager).  Mr. Easterwood does not now serve, nor has he ever served, as an officer or director of any other company required to file reports with the Securities and Exchange Commission.

On May 23, 2012, the Board of Directors appointed Walter Speck to the position of Executive Vice President. Mr. Speck, age 59, has more than thirty years of experience in the oil and gas industry with extensive experience in program, project, and technical management.  He is a certified Project Management Professional, and a member of the Project Management Institute. He attended Angelo State University and has an Associate degree in Electronic Engineering from Cisco Junior College. Mr. Speck does not now serve, nor has he ever served, as an officer or director of any other company required to file reports with the Securities and Exchange Commission.

Mr. Easterwood and Mr. Speck are the founders of TSC, which is now a wholly owned subsidiary of the Company. They will remain in their positions with the TSC as Officers and Directors.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(b) Exhibits

Exhibit #	Description
99.1	Press release dated May 24, 2012 - Filed herewith

99.2	8K filed on May 14rh, 2012. - Incorporated by reference

SIGNATURES

Pursuantto the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EVCARCO, INC.

Date: May 25, 2012	By:	/s/ Nikolay Frolov
Name: Nikolay Frolov
Title: CFO

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